UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


           Date of Report (Date of earliest reported): March 15, 2006


                             GIVEMEPOWER CORPORATION
               (Exact name of registrant as specified in charter)


           Nevada                       333-67318              87-0291528
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)



   5925 - 12 Street SE, Suite 230, Calgary, Alberta          T2H 2M3 Canada
   (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (403) 287-6001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Principal Officers.

     On March 15, 2006, Jim Bolokoski, our Chief Financial Officer, resigned to pursue other endeavors. Mr. Bolokoski's resignation did not relate to any disagreement with us.

Item 7.01     Regulation FD Disclosure.

     On March 20, 2006, the Registrant issued a press release announcing the events described in Item 5.02. A copy of this press release is attached hereto as Exhibit 99.1. The information set forth in this Item 7.01, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filings made under the Securities Act of 1933, except as expressly set forth by specific reference in any such filing.

Item 9.01 Exhibits.

Exhibit
Number                                Description
--------------------------------------------------------------------------------
99.1 Press release, dated March 20, 2006 by GiveMePower Corporation announcing the resignation of Mr. Bolokoski as Chief Financial Officer

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GIVEMEPOWER CORPORATION


Date:  March 20, 2006                       /s/ WILLIAM V. WALTON
                                            ----------------------
                                            William V. Walton
                                            Chief Executive Officer

Exhibit 99.1

NEWS RELEASE                                              Date:  March 20, 2006
                                                          Time: 8:30AM EST

Bolokoski Resigns as CFO to Assume President Position at Bolder Graphics

CALGARY, Alberta (March 20, 2006) - GiveMePower Corporation, today announced that Jim Bolokoski has resigned as Chief Financial Officer of the Company to assume the full-time position of President at Bolder Graphics in Calgary.

"I greatly enjoyed my time at GiveMePower and will watch from the sidelines as the Company moves forward to accomplish its business objectives," stated Bolokoski.

"I know Jim's decision to leave us was a difficult one, but it's hard to turn down such a great opportunity," said Bill Walton, president and CEO of GiveMePower. "Jim has been a valuable contributor to our development and we wish him the very best in his new position at Bolder."

The  Company  said that it has  launched a search for  Bolokoski's  replacement.
Non-officer financial record keeping is being managed by Carla Yaworski, a Certified Management Accountant who has been the Company's controller since 2005.

About GiveMePower Corporation
GiveMePower develops, markets, and supports high-performance desktop, mobile and wireless CAD/graphics software for end-users and OEM business partners involved in design, construction, engineering, facilities management, manufacturing, mapping and related industries. A Microsoft Mobile Solutions and Windows(R) Embedded Partner, an Intel(R) PCA Developer Network member and an IBM and HP Business Partner, GiveMePower is the first company to offer full-featured 2 and 3-dimensional, AutoCAD(R)-compatible design and digital blueprint processing for "anytime, anywhere and anyone" use on Windows desktop, laptop and XP tablet PCs
- and for the first time on Windows Mobile(R) handheld PCs, pocket PC cell phones, CE tablets and other industry-specific devices. For more information, call 1-888-97-POWER or visit www.givemepower.com.


For more information, contact:

Janeen Norman-Lando
GiveMePower Corporation
Toll Free (US/Canada): 888-97-POWER
Tel: 403-287-6001, ext. 204
Product Inquiries: info@givemepower.com
Media Inquiries: media@givemepower.com
Investor Inquiries: ir@givemepower.com


Forward Looking Statements: With the exception of historical information, the matters discussed in this press release are "forward looking" statements that involve a number of risks and uncertainties. The actual future results of the Company could differ from those statements. Factors that could cause or contribute to such differences include, but are not limited to, the continued demand for the Company's products and services, worldwide economic conditions, changes in governmental regulations and policies, the emergence of competitive products and services, unforeseen technical issues and those risk factors contained in the Company's filings with the SEC.